UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

170 Harbor Way, 3rd Floor

South San Francisco, CA 94080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 30, 2020, Akero Therapeutics, Inc. (the “Company”) issued a press release titled “Akero Announces Strongly Positive Histological Data Across All Efruxifermin Dose Groups in 16-Week Phase 2a BALANCED Study in NASH Patients.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. A copy of its BALANCED Study slide presentation is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

On June 30, 2020, the Company announced results of a 16-week analysis of secondary and exploratory endpoints in its Phase 2a BALANCED study of efruxifermin (“EFX”), formerly known as AKR-001, in patients with nonalcoholic steatohepatitis (“NASH”). Notably, of the 40 treatment responders who had end-of-treatment biopsies, we observed that 48% achieved at least a one-stage improvement in fibrosis without worsening of NAFLD activity score (“NAS”) and 28% achieved at least a two-stage improvement in fibrosis. In addition, 48% of responders achieved NASH resolution with no worsening of fibrosis. Improvements in glycemic control and dyslipidemia, as well as weight loss, were also observed across all dose groups. Treatment with EFX was generally reported to be well tolerated.

The BALANCED study underscored EFX’s potential to address multiple important NASH comorbidities. We observed that all dose groups had mean weight loss over the 16-week study, with the 70 mg dose group achieving a statistically significant 3.7kg (about 8 pounds) reduction in body weight at Week 16. Clinically meaningful improvements in glycemic control were observed, including significant reductions in HbA1c in the 50 and 70 mg dose groups of 0.4 and 0.5, respectively. EFX also improved dyslipidemia, including significant increases in HDL cholesterol and significant decreases in triglycerides observed across all EFX dose groups.

EFX was reported to be generally well tolerated. There were no deaths in the study and there were two Serious Adverse Events, one of which occurred prior to dosing. Across EFX groups, the most frequent AEs were grade 1 or 2 gastrointestinal events, which were transient in nature. There were no discontinuations due to treatment-emergent adverse events in the 50 mg dose group and no discontinuations due to the most common adverse event, diarrhea. There were no treatment-related effects on blood pressure, heart rate, or bone mineral density. The BALANCED study is an ongoing randomized, double-blind, placebo-controlled study in NASH patients. The company previously reported that each of the 28, 50 and 70 mg EFX dose groups met the primary endpoint compared to placebo, with absolute reductions of 12, 13 and 14 percent of liver fat, respectively, compared with 0.3 percent for placebo, and relative reductions of 63, 71 and 72 percent, compared to 0 percent for placebo. All of these results were highly statistically significant at p<0.001.

Statements contained under this Item 8.01, including Exhibit 99.2, regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to: Akero's guidance regarding its business plans and objectives for EFX, including the therapeutic potential and clinical benefits thereof, as well as the safety and tolerability of EFX and future clinical development plans; Akero's Phase 2a BALANCED clinical trial, including its initial primary efficacy results; and the potential impact of COVID-19 on patient retention, strategy, future operations and clinical trials.

Any forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, which has been labelled a pandemic by the World Health Organization, including potential negative impacts on Akero’s employees, manufacturers, supply chain and production as well as on global economies and financial markets; the company's ability to execute on its strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States; and risks related to the competitive landscape. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Akero Therapeutics, Inc. on June 30, 2020
99.2	Slide presentation of Akero Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2020	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D. President and Chief Executive Officer